SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: June 17, 1997
                        (Date of earliest event reported)




                               ASTROSYSTEMS, INC.
               (Exact name of Registrant as specified in charter)



   Delaware                0-3344                13-5691210
(State or other      (Commission File No.)  (IRS Employer Identi-
jurisdiction of                               fication Number)
incorporation)



               1220 Market Street, Suite 603, Wilmington, DE 19801
              (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code: (302) 652-3115









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Item 4. Changes in Company's Certifying Accountant.

     On June 17, 1997, Astrosystems, Inc. (the "Company") engaged Grant Thornton LLP as its independent certified public accountants with respect to the fiscal years ended June 30, 1996 and 1997. The engagement of Grant Thornton LLP was approved by the Audit Committee of the Board of Directors of the Company.







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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  ASTROSYSTEMS, INC.

Dated: June 19, 1997                              By:/s/Seymour Barth
                                                     ----------------
                                                     Seymour Barth,
                                                     President




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